SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 2)

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 29, 1996



                                      EMCON
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


            0-16225                                      94-1738964
- ---------------------------                         -------------------
 (Commission File Number)                     (IRS Employer Identification No.)

400 S. El Camino Real, Suite 1200
San Mateo, California                                            94402
- --------------------------------------------                    -------
(Address of principal executive offices)                      (Zip Code)


                                 (415) 375-1522
              (Registrant's telephone number, including area code)


                               Page 1 of 33 pages.

                         Exhibit Index appears on Page 2



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
                    INFORMATION TO BE INCLUDED IN THE REPORT

                                 Amendment No. 2

The undersigned registrant hereby amends the following items of its Current Report on Form 8-K dated February 29, 1996, as previously amended by Form 8-K/A (Amendment No. 1) dated April 15, 1996.

Item 7.   Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired

                  Organic Waste Technologies, Inc. and Subsidiaries ("OWT") audited consolidated balance sheets as of December 31, 1995 and 1994; audited consolidated statements of income, common stock and other stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1995, are attached hereto as exhibits.

                  Organic Waste Technologies, Inc. and Subsidiaries unaudited consolidated condensed statement of operations for the three month periods ended March 31, 1996 and 1995, are attached hereto as exhibits.

         (b)      Pro Forma Financial Information

                  Unaudited pro forma consolidated condensed statements of operations of EMCON for the three months ended March 31, 1996 and the twelve months ended December 31, 1995, are attached hereto as exhibits.

         (c)      Exhibits:

                  Exhibit No.              Description

                    2.1* Stock Purchase Agreement dated January 30, 1996, among EMCON, OWT and the
                                        Sellers     (the     "Stock     Purchase
                                        Agreement"), incorporated by reference from Exhibit 2.1 of that certain Form 8-K/A (Amendment No. 1) dated April 15, 1996.

                    10.1* Note Agreement dated February 29, 1996 among EMCON, OWT and certain Sellers, incorporated by reference from Exhibit
                                        10.1 of the Current Report on Form 8-K dated February 29, 1996 (the "February 1996 8-K").

                    10.2* Credit Agreement dated February 29, 1996 between EMCON and the Bank of California, N.A. (the "Bank"), incorporated by reference from Exhibit
                                        10.2 of the February 1996 8-K.








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


                    10.3* Security Agreement dated February 29, 1996 by EMCON in favor of the Bank, incorporated by reference from Exhibit
                                        10.3 of the February 1996 8-K.

                    10.4* Pledge Agreement dated February 29, 1996 by EMCON in favor of the Bank, incorporated by reference from Exhibit
                                        10.4 of the February 1996 8-K.

                    10.5* Eurodollar Rate Option Agreement dated February 29, 1996 between EMCON and the Bank, incorporated by reference from
                                        Exhibit 10.5 of the February 1996 8-K.

                    10.6* Fixed Rate Amortizing Option Agreement dated February 29, 1996 between EMCON and the Bank, incorporated by reference from Exhibit 10.6 of the February 1996 8-K.

                    99.2 Organic Waste Technologies, Inc. and Subsidiaries audited consolidated balance  sheets as of December  31, 1995
                                        and    1994;    audited     consolidated
                                        statements of income, common stock and other stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1995.

                    99.3 Organic Waste Technologies, Inc. and Subsidiaries unaudited consolidated condensed statements of operations for the three month periods ended March 31, 1996 and 1995.

                    99.4 Unaudited pro forma consolidated condensed statements of operations of EMCON for the three months ended March 31, 1996 and the twelve months ended December 31, 1995.

                    99.5                Consent of Independent Accountants.
         ---------------

         *  Incorporated by reference.



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



SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EMCON


Date:  May 10, 1996                  By:  /s/ R. Michael Momboisse
                                     ------------------------
                                     R. Michael Momboisse
                                     Chief Financial Officer and
                                     Vice President - Legal




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